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                                                                       Exhibit 1

                   Filing Agreement dated December 29, 2000
                        Re: Joint Filing of Schedule 13D

The undersigned hereby agree that:

        (i) each of them is individually eligible to use the Schedule 13D attached hereto;

        (ii)  the attached Schedule 13D is filed on behalf of each of them;

        (iii) each of them is responsible for the timely filing of such
              Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning itself; but none of them is responsible for the completeness and accuracy of the information concerning the other persons making the filing, unless it knows or has reason to believe that such information is inaccurate.

                              CHASE ACQUISITION CORPORATION

                              By: /s/ Robert F. B. Logan
                                  ------------------------------------------

                              Name: Robert F. B. Logan

                              Title: President and Assistant Secretary

                              COURT SQUARE CAPITAL LIMITED

                              By: /s/ Charles E. Corpening
                                  ------------------------------------------

                              Name: Charles E. Corpening

                              Title: Vice President

                              CITICORP BANKING CORPORATION

                              By: /s/ William Wolf
                                  ------------------------------------------

                              Name: William Wolf

                              Title: Senior Vice President

                              CITICORP

                              By: /s/ Joseph B. Wollard
                                  ------------------------------------------

                              Name: Joseph B. Wollard

                              Title: Assistant Secretary

                              CITIGROUP HOLDINGS COMPANY

                              By: /s/ Joseph B. Wollard
                                  ------------------------------------------

                              Name: Joseph B. Wollard

                              Title: Assistant Secretary

                              CITIGROUP INC.

                              By: /s/ Joseph B. Wollard
                                  ------------------------------------------

                              Name: Joseph B. Wollard

                              Title: Assistant Secretary